UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Eco Innovation Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-248871	85-0842591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16525 Sherman Way, Suite C-1

Van Nuys, CA

(Address of principal executive offices, including zip code)

(800) 922-4356

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Variable Convertible Debt Payoff, Fixed Rate Convertible Debt

On June 14, 2021, Eco Innovation Group, Inc., a Nevada corporation (the “Company”), completed debt payments of all outstanding amounts for two existing variable-rate convertible notes, and paid down a significant principal amount of a third existing variable-rate convertible note, (“Note #1”, “Note #2” and Note #3, collectively, the “Variable Notes”).   As of June 14, 2021, with the payoff and paydown of the Variable Notes, $131,077 of the Company’s variable rate convertible debt has been paid off, using the proceeds of new fixed price convertible debt issued by the Company.

The Company believes it is important for the public to understand the difference between Variable Convertible Debt (VCD) and Fixed Price Convertible Debt (FPCD). VCD represents the risk of future share issuances at significant discounts to an issuer’s current market price and substantial share ownership dilution. This refinancing of the Company’s Variable Convertible Debt with the issuance of new Fixed Price Convertible Debt is one step in the Company’s long-term strategy to reduce and ultimately eliminate the Variable Convertible Debt and the dilution risk such debt creates for our investors, a risk imposed by the potential for large dilutive tranches of stock increasing the Company’s outstanding shares.

Through the payoff and paydown of the Convertible Notes, a potential conversion of $131,077 in VCD at a discount of 39% to the average market price of the Company’s common shares at the time of conversion, has now been reduced to a potential dilution of 11,934,782 shares at a fixed debt conversion price of $0.023. Approximately $70,000 in VCD instruments remain on the Company’s balance sheet following the Variable Notes payoff.

Item 8.01  Other Events.

On June 16, 2021, the Company issued a press release announcing the payoff and paydown of the Variable Notes.  The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Exhibit Description

10.1	FPCD Note

10.2	VCD Note #1

10.3	VCD Note #2

10.4	VDC Note #3

99.1	Press Release, dated June 16, 2021, titled “Eco Innovation Group Announces Elimination of Variable Rate Convertible Debt.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INNOVATION GROUP, INC.

	By:	/s/ Julia Otey-Raudes
Date: June 17, 2021		Julia Otey-Raudes
Principal Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	FPCD Note

10.2	VCD Note #1

10.3	VCD Note #2

10.4	VDC Note #3

99.1	Press Release, dated June 16, 2021, titled “Eco Innovation Group Announces Elimination of Variable Rate Convertible Debt.”